Exhibit 99.2 Creating a Premier Relationship- Based Commercial Bank S e p t e m b e r 2 3 , 2 0 2 1

2 Important Information and Where to Find It In connection with the proposed acquisition (the “Transaction”) by Valley National Bancorp (“Valley”) of Bank Leumi Le-Israel Corporation (“Leumi”) and the issuance of shares of Valley common stock as consideration in the Transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement of Valley (the “Proxy Statement”), and Valley may file with the SEC other relevant documents concerning the Transaction. When completed, the definitive Proxy Statement will be mailed to shareholders of Valley. This communication is not a substitute for the Proxy Statement or any other document that Valley may file with the SEC or send to its shareholders in connection with the Transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, LEUMI AND THE TRANSACTION. Free copies of the Proxy Statement, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement can also be obtained, when it becomes available, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800. Participants in the Solicitation Valley, Leumi and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Valley in respect of the Transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “will,” “estimate,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley’s reports filed with the SEC and those identified elsewhere in this press release, factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because shareholder, regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management’s attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley’s or Leumi’s operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley’s or Leumi’s market areas, reputational risk and potential adverse reactions of Valley’s or Leumi’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley’s or Leumi’s businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward-looking statements contained herein are set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time. SLIDE 2

Compelling Transaction Aligns with Strategic Priorities and 3 Enhances Franchise Value ▪ Relationship-Based Commercial Bank with a Similar Focus on Exceptional Customer Service and Credit Quality ▪ New Business Lines Enhance Balance Sheet and Revenue Diversity to Position Valley for Sustainable Future Growth ▪ Highly Attractive Commercial Deposit Base with 10bps Cost of Deposits ▪ Differentiated Technology / Venture Capital Business Supports Low Cost of Funds ▪ Significantly Additive to Valley’s Existing Private Bank with $4.1 Billion of Wealth Assets and $1.8 Billion of Low-Cost Deposits ▪ Financially Compelling Transaction with 7% Fully Phased-In EPS Accretion and Minimal TBV Dilution

Overview of Leumi: A Uniquely Positioned Commercial Bank 4 Company Overview Leumi Financial Highlights (as of 6/30/2021) • Bank Leumi USA (“Leumi”) is a relationship-focused commercial bank $8,351mm Total Assets: serving commercial customers across the U.S. for the past 60 years • Commercial focus on Technology, diverse C&I niches, CRE, and $5,394mm Gross Loans: healthcare $7,148mm Total Deposits: • Private banking focused on high net-worth individuals including the principals of commercial clients 75% Loans / Deposits: • Strategically located in 5 attractive major metropolitan markets $1,430mm • Strong funding profile with no retail branches Deposits / Branch: 10.5% Tier 1 Leverage Ratio: Comprehensive Middle Market & Private Banking Focus $87.4mm Net Income (MRQ, annualized): Commercial Banking Private Banking 1.05% ROAA (MRQ, annualized): Middle Market C&I High Net Worth Individuals Technology Wealth Management 0.10% Cost of Deposits: Commercial Real Estate Secured Loans 3.91% Loan Yield: Construction Deposits 20% Fee Income / Revenue: Healthcare

Differentiated Commercial Businesses Positioned for Growth 5 in Attractive Markets 1 Key Demographic Metrics Leumi PF VLY Total Median HH Proj. HHI Growth 2 2 Deposits Deposits Businesses Income (2021-26) Market ($Bn) ($Bn) (000s) ($000) (%) Key Business Lines Enhancing Current Valley Position C&I, Technology Banking, Domestic $4.1 $29.8 810.9 $86.5 11.7% Metro New York Private Banking, CRE, Construction $1.4 $8.8 271.8 $62.6 11.4% Int’l Private Banking, C&I, CRE Florida New Market Entry $0.9 $0.9 197.7 $119.9 14.8% Technology Banking Palo Alto Los Angeles $0.6 $0.6 530.8 $79.8 12.4% Domestic Private Banking, C&I, CRE $0.2 $0.2 354.4 $76.8 11.3% Healthcare, C&I Chicago 3 National Avg. 152.5 $67.8 9.0% 3 VLY Weighted Avg. 464.5 $80.6 11.5% 1 2 Reflects MSA demographic statistics sourced from US Census data and accessed via SNL Financial; total businesses statistic reflects NAICS business counts by MSA Reflects FDIC regulatory deposit composition by MSA as released on 6/30/2021; 3 includes The Westchester Bank deposits Reflects population-weighted average number of businesses per MSA

1 Pro Forma Loan Composition 6 As of 2Q’2021 Pro Forma Other Consumer Other Other Consumer C&I ex. PPP 1% C&I ex. PPP 8% 9% 2% 7% 15% 17% C&I ex. PPP C&D 1-4 Family 1-4 Family 29% PPP 11% 11% 13% 4% PPP 4% C&D C&D 6% $33.5Bn $5.4Bn 5% $38.9Bn Multifam. PPP 21% 4% Multifam. Multifam. 16% 16% CRE CRE CRE 37% 38% 26% Yield on Loans: 3.86% Yield on Loans: 3.91% CA Other Other AL Other AL 1% 6% 9% PA 2% 10% 2% PA NJ 2% 3% 5% CA NY NY NY 3% DE 36% 36% 36% 8% FL 25% $5.4Bn $33.5Bn $38.9Bn IL FL 8% 24% FL 14% CA NJ NJ 19% 24% 27% 1 th Includes loans acquired in connection with Valley’s proposed acquisition of The Westchester Bank anticipated to close in the 4 quarter of 2021 Geography Product

Comprehensive Commercial Banking Services 7 Business Overview Leumi Commercial Loan Composition (as of 2Q21) • Compatible Northeast lending culture focused on middle- C&I market C&I, CRE, and healthcare in markets that are Construction 37% familiar to Valley 12% • Nationwide platform with strong product penetration and a focus on comprehensive relationship banking $4.9Bn • Middle market niches include wholesalers, non-bank financial institutions and manufacturers Other CRE Multi-Family 28% • Significant experience leading large, sophisticated 23% commercial real estate transactions • Robust treasury & cash management product offerings for Treasury & Cash Management Offerings Leumi’s sophisticated corporate customer base Foreign Exchange • Conservative underwriting criteria and strong credit metrics Working Capital Solutions Trade Finance • Valley will preserve Leumi’s mutually beneficial relationship with Bank Leumi Le-Israel B.M. Payment Options

1 Pro Forma Deposit Composition 8 As of 2Q’2021 Pro Forma Jumbo Time Jumbo Time Jumbo Time Retail Time Retail Time 3% 3% 3% 3% Retail Time 8% 9% NIB NIB 37% 32% NIB 58% $34.3Bn $7.1Bn $41.5Bn IB Non-Time IB Non-Time IB Non-Time 36% 52% 56% Cost of Deposits: 0.22% Cost of Deposits: 0.10% Cost of Deposits: 0.20% Loans / Deposits: 98% Loans / Deposits: 75% Loans / Deposits: 94% 2 Deposits per Branch ($mm) Pro Forma Deposit Overview 3 Peer Median : $136 Deposits % of +173% State Branches ($Bn) Total New Jersey 130 $20.0 48% New York 46 9.8 24% $175 $138 Florida 43 8.8 21% $64 California 2 1.4 3% Alabama 16 1.3 3% 2Q15 2Q21 Pro Forma Illinois 1 0.2 1% Branches: 224 238 226 1 th 2 Includes loans acquired in connection with Valley’s proposed acquisition of The Westchester Bank anticipated to close in the 4 quarter of 2021 Reflects FDIC regulatory deposit composition by MSA as released on 6/30/2021 and th 3 includes deposits acquired in connection with Valley’s proposed acquisition of The Westchester Bank anticipated to close in the 4 quarter of 2021 Reflects VLY proxy peers; excluding branch-lite peers

Technology Banking Provides Significant Low-Cost Funding and 9 Unique Growth Opportunity 1 Business Overview Global VC Activity 1H’21 Americas VC Investment: $174Bn • Focus on low / no-cost deposit gathering $353 ‒ $1.9 billion of 3bps-cost deposits $338 $334 $321 2 $293 ‒ De minimis loan balances with opportunity to further $275 $277 $255 $234 expand tech-related lending $203 ‒ Fee income associated with treasury and cash management • 20+ years of operating history with long-tenured leadership 2017 2018 2019 2020 1H'21 team and customer base Global VC Investment ($Bn) Global VC Dry Powder ($Bn) • Serves over 20 venture capital firms and over 500 technology Significant, Growing Deposit Base ($bn) companies • Deep relationships within the Israeli venture and technology $1.9 community provides embedded growth opportunity 40% ‒ ~17% market share of the U.S. based Israeli-related $1.1 3 Technology business (~500 / 2,900 total companies) $0.8 29% $0.7 39% • Offices are strategically located in Palo Alto and New York City 60% 47% 71% with opportunities for continued growth 61% 53% ‒ Potential to expand business into new markets 2018 2019 2020 2Q21 Non-interest bearing Interest bearing 1 2 3 PitchBook Extrapolated based on 2017-2020 CAGR Pitchbook, IVC and internal Leumi analysis

Scalable Private Banking Platform Introduces Compelling 10 Cross-Sell Opportunities Business Overview Leumi Private Banking Key Stats • Private banking tailored to domestic and international high net-worth individuals ‒ Wealth management $29mm ‒ Low-cost deposits Investment Management Fees in 2020 ‒ Conservatively underwritten loan portfolio secured by client assets $4.1Bn • Opportunity to further leverage the platform to new and existing Valley clients Wealth Assets Under Management • International Private Bank ‒ High net worth clients primarily domiciled in Latin America $1.8Bn ‒ Multi-generational families with over $1 million in investable assets Low-Cost Deposits ‒ Personalized solutions, including FX hedging and multi-currency solutions ‒ Service-oriented teams of bilingual bankers 10bps Cost of Deposits • Ability to cross-sell wealth management and personal loan products to Valley's deposit-focused international private bank clients $473mm • Valley and Leumi will combine best practices to ensure the continuation of Loans (secured by client securities or proven risk management models and strong compliance track records insurance policies)

SLIDE 11

Key Transaction Terms

Consideration	▪ Each share of Leumi stock exchanged for 3.8025 shares of Valley and $5.08 in cash, subject to specified adjustments ▪ Approximate stock / cash mix: 90% / 10% ▪ Total consideration estimated at $1,148 million inclusive of the value of Leumi options [1]
Key Pricing Ratios	▪ Price / 2022E Earnings: 12.6x – Price / 2022E Earnings with Fully-Phased Synergies: 8.3x ▪ Price / Tangible Book Value: 1.30x ▪ Core Deposit Premium: 3.9%
Pro Forma Ownership Terms	▪ On a pro forma basis Leumi stockholders, including Leumi's Israeli parent, will own approximately 17% of Valley shares ▪ Leumi's Israeli parent will own approximately 14% of Valley shares and will be subject to a 4-year lock-up with 25% of the shares released from lock-up on each anniversary of closing ▪ Leumi will receive 2 board seats; it is currently anticipated that Leumi President & CEO Avner Mendelson will join the board as Vice Chairman
Key Transaction Assumptions	▪ 32.5% cost synergies (75% 2022 phase-in, 100% thereafter) ▪ 2.2% credit mark on Leumi gross loans ($119 million); 55% Non-PCD / 45% PCD – Day 2 CECL reserve of 1.0x non-PCD credit mark (additional 'double-count' of 1.2% gross loans) ▪ ~$80 million after-tax deal charge ▪ 0.5% core deposit intangible ▪ Revenue synergies and additional areas of growth identified but not modeled
Closing & Other	▪ Targeted close in late 1Q22 / early 2Q22 ▪ Requires customary regulatory approvals and approval of Valley stockholders ▪ Leumi shareholders have approved the transaction

[1] Based on Valley closing price of $12.07 as of 9/22/2021

Enhanced Scale, Profitability and Compelling Financial Impact 12 2022E 2023E VLY Leumi Pro Forma +7% 2Q21 2Q21 +5% Strong, Growing EPS 1 Accretion Assets ($Bn) $42.6 $8.4 $51.0 75% Phase-In of Fully-Realized Synergies Synergies 1 Gross Loans ($Bn) $33.5 $5.4 $38.9 1 Deposits ($Bn) $34.3 $7.1 $41.5 Minimal TBV Dilution and ~1% ~1 Year Short 1 Dilutive to TBV Earnback Branches 233 5 238 Earnback 2 Efficiency Ratio 47% 63% ~45% 2 ROAA 1.17% 1.05% 1.3%+ Attractive 15%+ 20%+ Returns ROIC IRR 2 CET1 Ratio 10.1% 14.2% 10.8% 1 th 2 Pro forma for Valley’s proposed acquisition of The Westchester Bank anticipated to close in the 4 quarter of 2021 Reflects pro forma 2023E profitability metrics; Tier 1 shown as estimated at 1Q22 transaction close

Summary 13 ▪ Relationship-Focused Commercial Bank with a Similar Focus on Exceptional Customer Service and Credit Quality ▪ Unique Commercial Businesses Enhance Balance Sheet and Revenue Diversity to Position Valley for Sustainable Future Growth ▪ Forward-Thinking Branch Lite Model and Attractive Funding Base ▪ Technology / Venture Capital Deposit Niche Supports Low Cost of Funds ▪ Opportunity to Leverage Private Banking Platform to New and Existing Valley Clients

A p p e n d i x

1 Proven Track Record of Successful M&A 15 2005 – 2Q 2021, Total Assets ($Bn) A B C D E F March 2005: June 2006: July 2008: January 2012: March 2010: March 2010: Acquisition of Shrewsbury Acquisition of NorCrown Acquisition of Greater Acquisition of State Bank Acquisition of Acquisition of The Park Bancorp – $136mm deal Bank – $141mm deal Community Bank – of Long Island – $210mm LibertyPointe Bank (FDIC) Avenue Bank (FDIC) value value $141mm deal value deal value G H I J K October 2014: January 2018: December 2019: 4Q 2021: December 2015: Acquisition of 1st United Acquisition of Acquisition of Oritani Anticipated acquisition of Acquisition of CNL Bank – Bank – $314mm deal USAmeriBancorp – Financial – $835mm deal The Westchester Bank – $224mm deal value value $769mm deal value value $220mm deal value K 45.0 J 41.3 40.7 37.4 I 31.9 30.0 H 24.0 D 22.9 G 21.6 F 18.8 E C A B 16.0 16.2 14.7 14.3 14.2 14.2 15.0 12.7 12.4 12.4 0.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2Q'21 1 Deal values represent transaction value at completion date; total assets shown as of period-end

Due Diligence Process 16 Diligence Process Reinforced Strategic Rationale and Confirmed Cultural Alignment Credit Diligence Business Diligence • Review performed by a team of ~30 seasoned Valley credit reviewers • Business and legal due diligence comprising document review and management meetings – Credit Risk Management – Loan Review • Engaged an outside consultant to review Leumi’s private banking business with – CRE a focus on BSA / AML and broker dealer compliance – C&I • Legal review supplemented by external counsel • Documented individual commercial loan reviews assessing: – Performance • Departments participating in the due diligence review: – Strength of guarantee ‒ Finance / Accounting ‒ Operations Risk – Collateral ‒ AML/BSA ‒ Property Management – Financial condition ‒ Audit ‒ Regulatory Compliance – Probability of Default ‒ CRA ‒ Retail Banking – Loss Given Default ‒ Credit Risk ‒ Treasury ‒ Deposit Operations ‒ Technology • Reviewed over 75% of balances, including: ‒ Human Capital ‒ Loan Review – Review of COVID-impacted portfolios ‒ Information Security ‒ Risk Management – Over 90% of criticized portfolio ‒ Legal ‒ Fraud Investigation & Security – Substantially all loans over $3 million of balances ‒ Loan Operations ‒ Loan Servicing